Leonetti Balanced Fund
                                  Annual Report

                                  June 30, 1998

                             Leonetti Balanced Fund

July, 1998

Dear Shareholder:

         The Leonetti Balanced Fund has enjoyed the first half of the calendar year 1998, gaining 12.97%, and is ahead 24.10% for the twelve month period ending June 30, 1998. Your Fund has been receiving positive recognition from various mutual fund tracking services. Recently, Morningstar ranked us as the 20th best performing balanced fund out of a total of 680 such funds for the twelve months ending June 30, 1998. The assets of your Fund have grown above $15 million.

         The stock market spent much of the second quarter digesting the large gains achieved in the first quarter. From the highs reached in early April, the market experienced a significant correction that hurt the broad market much more than the decline that the various indices experienced. In late June, the stock market gathered support and appears to have entered the very beginnings of a switch back to a very sustainable uptrend. Bonds continued to do well in our low interest rate, low inflation and slower growth environment.

         Asia continued to dominate the financial news as the focus moved from country to country with the latest concern being Japan. As the economic damage became more known, it became quite obvious that the Federal Reserve would have to hold the line on interest rates in order to avoid exacerbating the economic crisis in Asia. The troubles in Asia brought many doom and gloom pundits out of their closets predicting worldwide depression and a return to the 1930's, even as economic steps were being taken to correct or get the most troubled economies back on track. We don't believe investors should ignore the troubles in Asia, but we don't think investors should penalize themselves either by overreacting.

         Your Fund's ten largest stock holdings as of June 30,1998 were Lucent Technologies, IBM Corp., General Electric, American Express, Procter & Gamble, America Online, Cisco Systems, Tyco International, AirTouch Communications and Colgate-Palmolive.

         The outlook for both stocks and bonds in the second half of the year should be very good. We especially believe the third quarter will be very strong. Interest rates appear ready to continue their decline towards 5 percent on the long bond.

         We would like to welcome our many new shareholders to the Leonetti Balanced Fund and thank all of you for being shareholders in the Fund.

Cordially,
Leonetti & Associates, Inc.

                             Leonetti Balanced Fund

     Value of a $10,000 invetsment in the Lipper Balanced Fund vs. the Wilshire 5000 + Salomon + US Treas Index and the Lipper Balanced Index

Qtr      Fund     Blended   Lipper
8/1/95   10,000   10,000   10,000
9/30/95   9,940   10,375   10,354
12/31/95 10,605   10,842   10,817
3/31/96  10,936   11,187   11,059
6/30/96  10,846   11,535   11,283
9/30/96  10,856   11,821   11,579
12/31/96 11,330   12,456   12,224
3/31/97  11,218   12,509   12,277
6/30/97  12,464   13,994   13,586
9/30/97  13,709   15,030   14,465
12/31/97 13,691   15,342   14,675
3/31/98  14,993   16,736   15,834
6/30/98  15,468   17,085   16,111












Average Annual Total Return
Period Ended June 30, 1998
1 Year............................. 24.10%
Cumulative Since Inception (8/1/95) 54.68%
Annualized Total Return............ 16.14%
Past performance is not predictive of future performance.

The Lipper Balanced Index is an equally weighted performance index, of the largest qualifying funds in the Lipper category. The Wilshire 5000 + Salomon + US Treas Index is a blend of the Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill (10%). The Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Bond Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer and a minimum of one-hundred million dollars outstanding. The indices are unmanaged and returns include reinvested dividends.

The S&P 500 Index (dividends reinvested) has been removed from the above chart. The Wilshire 5000 + Salomon + US Treas Index and Lipper Balanced Index more appropriately reflects our investment style. As a broad market reference, the average annualized total return for the S&P 500 Index over the time period shown was 29.91%.

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 63.6%                                                             Market Value
                     Aerospace / Defense: 1.7%
       6,000         AlliedSignal, Inc.......................................................            $ 266,250
                                                                                                         ---------

                     Agricultural Biotechnology: 2.9%
       6,000         AgriBioTech, Inc.*......................................................              166,125
       5,000         Monsanto Company........................................................              279,375
                                                                                                           -------
                                                                                                           445,500
                                                                                                           -------
                     Banks: 1.6%
       4,960         Commerce Bancshares, Inc................................................              242,110
                                                                                                           -------

                     Communication - Equipment: 7.3%
      11,184         Lucent Technologies, Inc................................................              930,369
       6,000         Qwest Communications International, Inc.*...............................              209,250
                                                                                                           -------
                                                                                                         1,139,619
                                                                                                         ---------
                     Computer - Hardware: 4.6%
       5,000         Compaq Computer Corp....................................................              141,875
       5,000         International Business Machines Corp....................................              574,062
                                                                                                           -------
                                                                                                           715,937
                                                                                                           -------
                     Computer - Network: 2.7%
       4,500         Cisco Systems, Inc.*....................................................              414,281
                                                                                                           -------

                     Computer - Online Services: 2.7%
       4,000         America OnLine, Inc.*...................................................              424,000
                                                                                                           -------

                     Consumer - Household Products: 5.2%
       4,000         Colgate-Palmolive Company...............................................              352,000
       5,000         Procter & Gamble Company................................................              455,313
                                                                                                           -------
                                                                                                           807,313
                                                                                                           -------
                     Diversified Operations: 6.0%
       6,000         General Electric Company................................................              546,000
       6,000         Tyco International, Ltd.................................................              378,000
                                                                                                           -------
                                                                                                           924,000
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Electronics - Semiconductors: 5.2%
       5,000         Altera Corp.*...........................................................            $ 147,812
       6,000         Applied Materials, Inc.*................................................              177,000
       4,000         Intel Corp..............................................................              296,500
       5,000         Novellus Systems, Inc.*.................................................              178,438
                                                                                                           -------
                                                                                                           799,750
                                                                                                           -------
                     Financial: 2.9%
       4,000         American Express Company................................................              456,000
           -                                                                                               -------

                     Food: 0.7%
       5,250         Flowers Industries, Inc.................................................              107,297
                                                                                                           -------

                     Machinery: 3.2%
       6,000         Caterpillar, Inc........................................................              317,250
       5,000         Dover Corp..............................................................              171,250
                                                                                                           -------
                                                                                                           488,500
                                                                                                           -------
                     Manufacturing - Large Appliances: 1.3%
       4,000         Maytag Corp.............................................................              197,500
                                                                                                           -------

                     Media - Newspapers: 1.8%
       4,000         Tribune Company.........................................................              275,250
                                                                                                           -------

                     Oil: 4.0%
       4,000         Chevron Corp............................................................              332,250
       4,000         Exxon Corp..............................................................              285,250
                                                                                                           -------
                                                                                                           617,500
                                                                                                           -------
                     Retail - Apparel: 1.1%
          68         Abercrombie & Fitch Company, Class A*...................................                2,992
       5,000         Limited, Inc............................................................              165,625
                                                                                                           -------
                                                                                                           168,617
                                                                                                           -------
                     Retail - General: 0.9%
       4,000         Fingerhut Companies, Inc................................................              132,000
                                                                                                           -------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Retail - Office Supply: 0.6%
       6,000         OfficeMax, Inc.*........................................................             $ 99,000
                                                                                                          --------

                     Retail - Supermarkets: 2.8%
       5,000         Dominick's Supermarkets, Inc.*..........................................              222,813
       5,000         Kroger Company*.........................................................              214,375
                                                                                                           -------
                                                                                                           437,188
                                                                                                           -------
                     Telecommunication Services: 2.3%
       6,000         AirTouch Communications, Inc.*..........................................              350,625
                                                                                                           -------

                     Transportation Services: 2.1%
       4,000         AMR Corp.*..............................................................              333,000
                                                                                                           -------

                     Total Common Stocks (cost $7,136,544)...................................            9,841,237
                                                                                                         ---------


Principal Amount     U.S. GOVERNMENT OBLIGATIONS: 28.4%
------------------------------------------------------------------------------------------------------------------------------------
   $ 350,000         U.S. Treasury Note, 5.875%, due 8/15/1998...............................              350,328
     400,000         U.S. Treasury Note, 5.875%, due 1/31/1999...............................              401,000
     300,000         U.S. Treasury Note, 5.000%, due 2/15/1999...............................              299,157
     350,000         U.S. Treasury Note, 6.000%, due 10/15/1999..............................              352,078
     900,000         U.S. Treasury Note, 5.375%, due 1/31/2000...............................              898,032
     400,000         U.S. Treasury Note, 5.875%, due 2/15/2000...............................              402,250
     800,000         U.S. Treasury Note, 5.500%, due 2/29/2000...............................              800,001
     400,000         U.S. Treasury Note, 6.125%, due 7/31/2000...............................              404,875
     500,000         U.S. Treasury Note, 5.250%, due 1/31/2001...............................              497,032
                                                                                                           -------

                     Total U.S. Government Obligations (cost $4,394,723)                  ...            4,404,753
                                                                                                         ---------

                     REPURCHASE AGREEMENT: 7.6%
------------------------------------------------------------------------------------------------------------------------------------
   1,182,000         Star Bank Repurchase Agreement, 5.20%, dated 6/30/1998,
                     due 7/1/1998, collateralized by $1,185,000 GNMA, 5.20%,
                     due 5/20/2024, (proceeds $1,182,171) (cost $1,182,000)..................            1,182,000
                                                                                                         ---------

                             Leonetti Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Total Investment in Securities (cost $12,713,267+): 99.6%...............          $15,427,990
                     Other Assets less Liabilities: 0.4%.....................................               69,095
                                                                                                            ------
                     Total Net Assets: 100.0% ...............................................          $15,497,085
                                                                                                       ===========

*Non-income producing.

+ At June 30, 1998, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $ 2,983,524
                     Gross unrealized depreciation..........................................              (268,801)
                                                                                                          --------
                              Net unrealized appreciation....................................          $ 2,714,723
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $12,713,267) ................................          $15,427,990
      Cash...................................................................................                   47
      Receivables:
            Fund shares sold.................................................................                  300
            Dividends and interest...........................................................               95,067
      Deferred organization costs............................................................               13,100
      Other assets...........................................................................                  215
                                                                                                               ---
                  Total assets ..............................................................           15,536,719
                                                                                                        ----------

LIABILITIES
      Payables:
            Advisory fees....................................................................               12,333
            Administration fee...............................................................                2,468
            Fund shares redeemed.............................................................                  440
      Accrued expenses.......................................................................               24,393
                                                                                                            ------
                  Total liabilities..........................................................               39,634
                                                                                                            ------


NET ASSETS     ..............................................................................          $15,497,085
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($15,497,085/1,104,981 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $14.02
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $11,700,630
      Undistributed net investment income....................................................               26,568
      Undistributed net realized gain on investments.........................................            1,055,164
      Net unrealized appreciation on investments.............................................            2,714,723
                                                                                                         ---------
            Net assets ......................................................................          $15,497,085
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF OPERATIONS - For the Year Ended June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Interest ........................................................................            $ 220,572
            Dividends........................................................................               88,343
            Other............................................................................                3,496
                                                                                                             -----
                  Total income ..............................................................              312,411
                                                                                                           -------
      Expenses
            Advisory fees ...................................................................              130,603
            Administration fee...............................................................               30,000
            Registration fees................................................................               20,181
            Fund accounting fees.............................................................               16,660
            Transfer agent fees..............................................................               15,865
            Audit fee........................................................................               14,502
            Custody fees.....................................................................                8,301
            Reports to shareholders..........................................................                6,500
            Amortization of deferred organization costs......................................                6,001
            Trustee fees.....................................................................                4,300
            Legal fees.......................................................................                3,682
            Miscellaneous....................................................................                3,479
            Insurance........................................................................                  565
                                                                                                               ---
                  Total expenses.............................................................              260,639
                                                                                                           -------
                        Net investment income   .............................................               51,772
                                                                                                            ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................            1,694,629
      Net change in unrealized appreciation on investments ..................................            1,050,874
                                                                                                         ---------
            Net realized and unrealized gain on investments .................................            2,745,503
                                                                                                         ---------

Net increase in net assets resulting from operations ........................................          $ 2,797,275
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year              Year
                                                                                     Ended             Ended
                                                                                 June 30, 1998     June 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
      Net investment income.................................................         $ 51,772          $ 48,866
      Net realized gain from security transactions .........................        1,694,629           329,099
      Net change in unrealized appreciation on investments..................        1,050,874         1,103,880
                                                                                    ---------         ---------
            Net increase in net assets resulting from operations ...........        2,797,275         1,481,845
                                                                                    ---------         ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income.................................................          (30,287)          (81,667)
      Net realized gain on investments......................................         (973,796)            -0-
                                                                                     --------              -
            Total dividends and distributions to shareholders ..............       (1,004,083)          (81,667)
                                                                                   ----------           -------

CAPITAL SHARE TRANSACTIONS
      Net increase (decrease) in net assets derived from net change
         in outstanding shares (a)..........................................        2,420,672          (204,172)
                                                                                    ---------          --------
            Total increase in net assets ...................................        4,213,864         1,196,006

NET ASSETS
      Beginning of year ....................................................       11,283,221        10,087,215
                                                                                   ----------        ----------
End of year ...............................................................       $15,497,085       $11,283,221
                                                                                  ===========       ===========

(a) A summary of capital shares transactions is as follows:
                                                               Year Ended                     Year Ended
                                                              June 30, 1998                  June 30, 1997
                                                        Shares          Value          Shares          Value
Shares sold ......................................      218,573       $2,894,591       109,814       $1,221,502
Shares issued in reinvestment of distributions....       81,718          994,509         7,321           80,379
Shares redeemed...................................     (112,150)      (1,468,428)     (134,735)      (1,506,053)
                                                       --------       ----------      --------       ----------
Net increase (decrease) ..........................      188,141       $2,420,672       (17,600)      $ (204,172)
                                                        =======       ==========       =======       ==========

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended June 30,         August 1, 1995*
                                                                                                       through
                                                                     1998             1997          June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................        $12.31           $10.80            $10.00
                                                                    ------           ------            ------

Income from investment operations:
      Net investment income ................................          0.05             0.06              0.09
      Net realized and unrealized gain on investments ......          2.75             1.54              0.76
                                                                      ----             ----              ----
Total from investment operations............................          2.80             1.60              0.85
                                                                      ----             ----              ----

Less distributions:
      From net investment income............................         (0.03)           (0.09)            (0.05)
      From net capital gains................................         (1.06)            0.00              0.00
                                                                     -----             ----              ----
Total distributions.........................................         (1.09)           (0.09)            (0.05)
                                                                     -----            -----             -----

Net asset value, end of period .............................        $14.02           $12.31            $10.80
                                                                    ======           ======            ======

Total return ...............................................         24.10%           14.91%             8.46%

Ratios/supplemental data:
Net assets, end of period (millions)........................        $ 15.5            $ 11.3           $ 10.1

Ratio of expenses to average net assets.....................          1.99%            2.29%             2.26%+
Ratio of net investment income to average net assets........          0.40%            0.47%             1.02%+

Portfolio turnover rate ....................................         89.51%          119.75%            42.16%


*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

                             Leonetti Balanced Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Leonetti Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on August 1, 1995. The investment objective of the Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in equity securities and high quality fixed-income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange, or included in the NASDAQ National Market System, are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.
                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Deferred Organization Costs. The Fund has incurred expenses of $30,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                             Leonetti Balanced Fund

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended June 30, 1998, Leonetti & Associates, Inc. (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 1998, the Fund incurred $130,603 in advisory fees.

      The Fund is responsible for its own operating expenses. The Adviser may reduce its fees or make reimbursement to the Fund at any time in order to reduce the Fund's expenses. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any expense limitations then in effect.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million             $30,000
      $15 to $50 million            0.20% of average daily net assets
      $50 to $100 million           0.15% of average daily net assets
      $100 to $150 million          0.10% of average daily net assets
      Over $150 million             0.05% of average daily net assets


      For  the  year  ended  June  30,  1998,  the  Fund  incurred   $30,000  in
Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended June 30, 1998, were $9,378,922 and $9,987,796, respectively.

      For the year ended June 30, 1998, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $2,494,279 and $1,149,781, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
Leonetti Balanced Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leonetti Balanced Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed Portfolios), as of June 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from August 1, 1995 (commencement of operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leonetti Balanced Fund as of June 30, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from August 1, 1995 (commencement of operations) through June 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Los Angeles, California
July 31, 1998

                                     Adviser
                           Leonetti & Associates, Inc.
                         1130 Lake Cook Road, Suite 300
                          Buffalo Grove, Illinois 60089
                                 (800) 454-0999
                                       --
                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                       --
                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                       --
                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                       --
                                    Auditors
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                                       --
                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

     This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.